UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22910

Legg Mason Global Asset Management Variable Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT VARIABLE TRUST

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES VIT

FORM N-Q

September 30, 2014

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES VIT

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - 48.5%
Australia - 2.7%
Queensland Treasury Corp., Senior Notes	5.750%	7/22/24	295,000	AUD	$295,377	(a)

Brazil - 4.3%
Federative Republic of Brazil, Notes	10.000%	1/1/23	1,280,000	BRL	464,823

Hungary - 3.4%
Republic of Hungary, Bonds	6.000%	11/24/23	82,000,000	HUF	368,826

Indonesia - 3.3%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	1,000,000,000	IDR	81,453
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	1,800,000,000	IDR	150,136
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	1,600,000,000	IDR	124,415

Total Indonesia					356,004

Italy - 3.9%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	5.000%	8/1/39	265,000	EUR	417,679	(a)

Malaysia - 1.9%
Federation of Malaysia, Senior Bonds	4.048%	9/30/21	265,000	MYR	81,912
Federation of Malaysia, Senior Bonds	3.480%	3/15/23	430,000	MYR	127,348

Total Malaysia					209,260

Mexico - 13.7%
United Mexican States, Bonds	8.500%	5/31/29	4,720,000	MXN	414,222
United Mexican States, Bonds	8.500%	11/18/38	5,460,000	MXN	480,235
United Mexican States, Bonds	7.750%	11/13/42	7,160,000	MXN	584,017

Total Mexico					1,478,474

New Zealand - 2.8%
Government of New Zealand, Senior Bonds	6.000%	5/15/21	355,000	NZD	307,479	(a)

Poland - 2.1%
Republic of Poland, Bonds	5.250%	10/25/20	645,000	PLN	223,881

Portugal - 2.9%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	220,000	EUR	318,963	(a)

South Africa - 3.2%
Republic of South Africa, Bonds	6.750%	3/31/21	1,035,000	ZAR	86,432
Republic of South Africa, Bonds	6.500%	2/28/41	3,950,000	ZAR	263,167

Total South Africa					349,599

South Korea - 4.3%
Republic of Korea, Senior Bonds	5.750%	9/10/18	341,000,000	KRW	362,635
Republic of Korea, Senior Bonds	3.375%	9/10/23	102,000,000	KRW	100,644

Total South Korea					463,279

TOTAL SOVEREIGN BONDS (Cost - $5,285,724)					5,253,644

COLLATERALIZED MORTGAGE OBLIGATIONS - 4.4%
Fondo de Titulizacion de Activos UCL, 2016 A2	0.232%	6/16/49	127,983	EUR	148,974	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.222%	3/22/44	149,399	EUR	173,565	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.339%	2/17/50	42,408	EUR	52,395	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.313%	2/26/49	84,434	EUR	101,229	(a)(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $491,749)					476,163

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES VIT

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 18.9%
CONSUMER DISCRETIONARY - 1.9%
Automobiles - 1.9%
Ford Motor Credit Co. LLC, Senior Notes	1.013%	1/17/17	200,000	$201,681	(b)

ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
Petrobras Global Finance BV, Senior Notes	2.595%	3/17/17	185,000	187,065	(b)

FINANCIALS - 14.9%
Banks - 12.0%
Abbey National Treasury Services PLC, Senior Notes	0.644%	9/29/17	110,000	109,999	(b)
Banco Santander Chile, Senior Notes	1.134%	4/11/17	150,000	150,447	(b)(c)
Bank of America Corp., Senior Notes	1.274%	1/15/19	205,000	207,923	(b)
Bank of America Corp., Senior Notes	1.105%	4/1/19	125,000	125,659	(b)
Citigroup Inc., Senior Bonds	0.774%	3/10/17	195,000	195,331	(b)
DBS Bank Ltd., Junior Subordinated Notes	0.844%	7/15/21	100,000	98,350	(b)(c)
HBOS PLC, Subordinated Notes	0.930%	9/6/17	110,000	109,248	(a)(b)
JPMorgan Chase & Co., Senior Notes	1.134%	1/25/18	75,000	76,355	(b)
Shinhan Bank, Senior Notes	0.883%	4/8/17	225,000	225,615	(b)(c)

Total Banks				1,298,927

Capital Markets - 2.9%
Goldman Sachs Group Inc., Senior Notes	1.334%	11/15/18	310,000	315,382	(b)

TOTAL FINANCIALS				1,614,309

TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
Verizon Communications Inc., Senior Notes	1.005%	6/17/19	40,000	40,554	(b)

TOTAL CORPORATE BONDS & NOTES (Cost - $2,039,449)				2,043,609

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 19.5%
U.S. Government Obligations - 19.5%
U.S. Treasury Notes	0.055%	1/31/16	1,720,000	1,720,349	(b)
U.S. Treasury Notes	0.080%	7/31/16	385,000	385,215	(b)

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $2,104,664)				2,105,564

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $9,921,586)				9,878,980

SHORT-TERM INVESTMENTS - 3.1%
State Street Institutional Liquid Reserves Fund (Cost - $340,836)	0.089%		340,836	340,836

TOTAL INVESTMENTS - 94.4% (Cost - $10,262,422#)				10,219,816
Other Assets in Excess of Liabilities - 5.6%				604,641

TOTAL NET ASSETS - 100.0%				$10,824,457

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES VIT

Schedule of investments (unaudited) (cont’d)	September 30, 2014

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
HUF	— Hungarian Forint
IDR	— Indonesian Rupiah
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NZD	— New Zealand Dollar
PLN	— Polish Zloty
ZAR	— South African Rand

Summary of Investments by Country **

United States	32.0%
Mexico	14.5
South Korea	6.7
Brazil	6.4
Spain	4.7
Italy	4.1
Hungary	3.6
Indonesia	3.5
South Africa	3.4
Portugal	3.1
New Zealand	3.0
Australia	2.9
Poland	2.2
United Kingdom	2.1
Malaysia	2.0
Chile	1.5
Singapore	1.0
Short-Term Investments	3.3

100.0%

**	As a percentage of total investments. Please note that the Portfolio holdings are as of September 30, 2014 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Absolute Return Opportunities VIT (the “Portfolio”) is a separate non-diversified investment series of Legg Mason Global Asset Management Variable Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$5,253,644	—	$5,253,644
Collateralized mortgage obligations	—	476,163	—	476,163
Corporate bonds & notes	—	2,043,609	—	2,043,609
U.S. government & agency obligations	—	2,105,564	—	2,105,564

Total long-term investments	—	$9,878,980	—	$9,878,980

Short-term investments†	$340,836	—	—	340,836

Total investments	$340,836	$9,878,980	—	$10,219,816

Other financial instruments:
Futures contracts	$4,746	—	—	$4,746
Forward foreign currency contracts	—	$458,176	—	458,176

Total other financial instruments	$4,746	$458,176	—	$462,922

Total	$345,582	$10,337,156	—	$10,682,738

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$8,776	—	—	$8,776
Forward foreign currency contracts	—	$78,362	—	78,362

Total	$8,776	$78,362	—	$87,138

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Portfolio uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $78,362. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$75,866
Gross unrealized depreciation	(118,472)

Net unrealized depreciation	$(42,606)

At September 30, 2014, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
Euro-Bund	9	12/14	$1,697,812	$1,701,708	$(3,896)
Euro-OAT	5	12/14	902,938	907,818	(4,880)
U.S. Treasury Ultra Long-Term Bonds	3	12/14	462,246	457,500	4,746

Net unrealized depreciation on open futures contracts					$(4,030)

At September 30, 2014, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Chilean Peso	HSBC Bank USA, N.A.	321,670,000	$536,765	10/24/14	$(29,137)
Polish Zloty	Citibank, N.A.	140,000	42,231	10/27/14	(861)
Polish Zloty	Citibank, N.A.	140,000	42,231	10/27/14	(698)
Polish Zloty	Citibank, N.A.	270,000	81,445	10/27/14	(1,686)
Polish Zloty	Citibank, N.A.	100,000	30,165	10/27/14	(540)
Australian Dollar	Morgan Stanley & Co. Inc.	760,000	663,486	11/12/14	(36,626)
Australian Dollar	Morgan Stanley & Co. Inc.	20,000	17,460	11/12/14	(1,029)
Indian Rupee	Barclays Bank PLC	31,740,000	505,632	12/17/14	(7,785)
Chilean Peso	HSBC Bank USA, N.A.	255,000,000	422,119	1/26/15	1,535

					(76,827)

Contracts to Sell:
Swiss Franc	Citibank, N.A.	40,000	41,906	10/24/14	2,214
Swiss Franc	Citibank, N.A.	1,340,000	1,403,835	10/24/14	90,033
Polish Zloty	Citibank, N.A.	1,250,000	377,060	10/27/14	27,255
Polish Zloty	HSBC Bank USA, N.A.	100,000	30,165	10/27/14	1,629
Czech Koruna	Barclays Bank PLC	260,000	11,949	11/5/14	544
Czech Koruna	Barclays Bank PLC	9,500,000	436,616	11/5/14	23,326
Euro	Citibank, N.A.	1,600,000	2,021,359	11/7/14	126,475
Euro	HSBC Bank USA, N.A.	80,000	101,068	11/7/14	5,974
Japanese Yen	Citibank, N.A.	300,800,000	2,744,135	12/9/14	123,263
New Zealand Dollar	Citibank, N.A.	1,600,000	1,236,072	1/16/15	55,928

					456,641

Net unrealized appreciation on open forward foreign currency contracts					$379,814

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$4,746	$(8,776)	—	—	$(4,030)

Foreign Exchange Risk	—	—	$458,176	$(78,362)	379,814

Total	$4,746	$(8,776)	$458,176	$(78,362)	$375,784

During the period ended September 30, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$2,635,583
Forward foreign currency contracts (to buy)	2,052,921
Forward foreign currency contracts (to sell)	7,650,257

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Variable Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014